UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014 (December 31, 2013)

ICON Income Fund Ten, LLC

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50654	35-2193184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

    On December 31, 2013, ICON Income Fund Ten, LLC (the “LLC”) completed its liquidation and dissolution pursuant to a Plan of Liquidation and Dissolution (the “Plan”), which provided for the liquidation of the assets of, and the dissolution of, the LLC.

    In furtherance of the Plan, the LLC entered into a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) with ICON Capital, LLC, the Manager of the LLC, as managing trustee (the “Trustee”) of the ICON Income Fund Ten Liquidating Trust (the “Liquidating Trust”). As of December 31, 2013, each of the holders of shares of limited liability company interests in the LLC received a pro rata beneficial interest in the Liquidating Trust in exchange for such holder’s interest in the LLC.

    In accordance with the Plan and the Liquidating Trust Agreement, the LLC has transferred all of its remaining cash and other assets and all of its remaining liabilities to the Liquidating Trust. Accordingly, a certificate of cancellation terminating the LLC’s legal existence was filed with the Secretary of State of the State of Delaware on December 31, 2013.  In addition, the LLC’s public reporting obligations with the U.S. Securities and Exchange Commission (the “SEC”) (Forms 10-K, 10-Q and 8-K) ceased effective January 7, 2014.

    The Liquidating Trust succeeded to the reporting obligations of the LLC, and, subject to the receipt of no-action relief from the SEC, will continue to prepare and file with the SEC annual reports showing the assets and liabilities of the Liquidating Trust at the end of each calendar year and the receipts and disbursements of the Trustee with respect to the Liquidating Trust for the period and will describe the changes in the assets of the Liquidating Trust and the actions taken by the Trustee during the period.  The financial statements contained in the annual report will be prepared in accordance with generally accepted accounting principles; however, the financial statements will not be audited by a registered public accounting firm.  The Liquidating Trust will also file current reports under cover of Form 8-K to disclose any material events required by such form.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

10.1                      Plan of Liquidation and Dissolution
10.2                      Liquidating Trust Agreement
99.1                      Letter to Investors dated January 7, 2014

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND TEN, LLC
By: ICON CAPITAL, LLC, its Manager

Date:	January 7, 2014	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer